SUBSCRIPTION AGREEMENT

FOR THE

PURCHASE OF SHARES OF COMMON STOCK OF

FuLuCai Productions Ltd.

SUBSCRIPTION AGREEMENT FOR THE PURCHASE OF SHARES OF COMMON STOCK

FuLuCai Productions Ltd., a Nevada corporation (the “Company”) is offering (this “Offering”) for sale to ____________  (the “Investor”) to an aggregate of  ___________ shares of its common stock, par value $0.0001 per share (the “Common Stock”) at $0.01 per share of common stock.  This Offering is made by the Company, acting without a placement agent, pursuant to the Registration Statement File No.: 333-166949 declared effective by the U.S. Securities and Exchange Commission (the “Commission”) on ______________ (the “Registration Statement”) and this subscription agreement (this “Agreement”).

WHEREAS, the Company filed the Registration Statement to sell up to 10,000,000 shares of Common Stock on a best efforts basis and the Registration Statement was declared effective  by the Commission; and

WHEREAS, the Company is offering for sale to the Investor an aggregate of _____________ shares of its Common Stock on the terms agreed to herein.

NOW, THEREFORE, IT IS HEREBY AGREED:

Purchase of Shares

(a) The undersigned Investor agrees to purchase at the Closing (as defined herein) and the Company agrees to sell and issue at the Closing _____________ Shares of Common Stock, at a price of $0.01 per share (the “Shares”), for a total subscription amount of $____________ (the “Subscription Amount”).

(b) The Investor and the Company agree that the Subscription Amount shall be paid by or on behalf of the Investor by bank draft or check payable to FuLuCai Productions Ltd. and is subject to acceptance  by the Company (the “Closing”).

Subscription Procedures

(a) To subscribe, the Investor must:

(i) complete and sign this Agreement;

(ii)	complete and sign the accompanying Confidential Prospective Purchaser Questionnaire (this Agreement and the Registration Statement are collectively referred to herein as the “Offering Documents”);

(iii)	return the completed and signed Offering Documents and the check or bank draft payable to FuLuCai Productions Ltd. on behalf of the Investor to the following address:

FuLuCai Productions Ltd.
c/o International Securities Group Inc.
1530 - 9th Ave SE
Calgary, Alberta
T2G 0T7

Prospective Investors should retain their own professional advisors to review and evaluate the economic, tax, and other consequences of an investment in the Company.

THE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.
THE INVESTOR, BY ACCEPTING DELIVERY OF THE OFFERING DOCUMENTS, AGREES TO RETURN THE OFFERING DOCUMENTS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE INVESTOR DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FULUCAI PRODUCTIONS LTD.

SUBSCRIPTION AGREEMENT FOR THE PURCHASE OF
SHARES OF COMMON STOCK

1. Unless terminated earlier by the Company, in its sole discretion, this Offering is scheduled to terminate on or about _________________, 5:00 p.m., New York time, unless extended for an additional 90 days (the “Offering Period”).

2. For additional information regarding the Company, the Investors are encouraged to review the Company’s Registration Statement (collectively referred to herein as the “Exchange Filings”).

3. The Company hereby makes the following representations, warranties and covenants to the Investors:

a. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

b. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company.

c. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ and contracting parties’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4. Each Investor hereby makes the following representations, warranties and covenants to the Company:

a. Each Investor has carefully read the Offering Documents and the Exchange Filings, all of which the Investor acknowledges have been provided to it or have been available to it.  Each Investor has been given the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of this Offering and the Offering Documents and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the same as the Investor desires in order to evaluate this investment.  Each Investor further acknowledges that the Investor fully understands the Offering Documents, and the Investor has had the opportunity to discuss any questions regarding any of the Offering Documents with the Investor’s counsel or other advisor.  Notwithstanding the foregoing, the only information upon which the Investor has relied is that set forth in the Offering Documents and

b. the Exchange Filings, and the Investor’s own independent investigation.  Each Investor acknowledges that the Investor has received no representations or warranties from the Company or its employees, directors, officers, or agents in making this investment decision other than as set forth in the Offering Documents and the Exchange Filings.

c. Each Investor is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that the Investor will realize any gain from this investment, and that the Investor could lose the total amount of the Investor's investment.

d. Each Investor understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering, or any recommendation or endorsement of this Offering.

e. Although, the Investors are affiliates of a registered broker-dealer they are purchasing the Shares for their own account, with the intention of holding the Shares, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares.

f. Each Investor represents that the Investor, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Shares.  The Investor has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

g. Each Investor is financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of the Investor’s investment.

h. Each Investor represents that each Investor's overall commitment to this investment is not disproportionate to the Investor's net worth, and the Investor's investment in the Shares will not cause such overall commitment to become excessive.   The Investor will not pledge, transfer, or assign this Agreement.

i. Each Investor represents that the funds provided for this investment are either separate property of the Investor, community property over which the Investor has the right of control, or are otherwise funds as to which the Investor has the sole right of management.

j. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY:  If the Investor is a partnership, corporation, trust, or other entity, (i),  the Investor represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Shares, (ii) the Investor has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iii) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

k. The address shown under the Investor's signature at the end of this Agreement is the Investor's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

l. Each Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

m. Each Investor expressly acknowledges and agrees that the Company is relying upon the Investor's representations contained in the Offering Documents.

n. Each Investor acknowledges that the Investor understands the meaning and legal consequences of the representations and warranties which are contained in the Offering Documents and hereby agrees to indemnify, save and hold harmless the Company and its officers, directors and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the Investor contained in any of the Offering Documents.  Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.  In addition, the Investor's representations, warranties, and indemnification contained herein shall survive the Investor's sale of the Shares hereunder.  Each Investor specifically acknowledges that he has reviewed the Offering Documents, as well as the financial statements included in the Exchange Filings.

5. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, her, or its rights hereunder or under any other agreement, instrument, or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right.  Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right.  A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.  All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

6. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof.  All understandings and agreements heretofore existing between the parties with respect to the subject matter hereof are merged in this Agreement and any such instrument, which alone fully and completely express their agreement.

7. This Agreement may not be changed, modified, extended, terminated, or discharged orally, but only by an agreement in writing, which is signed by the Company and the Investor.

8. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

9. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

10. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and the Investor hereby consents to the jurisdiction of the courts of the State of Nevada.

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ALL SUBSCRIBERS MUST COMPLETE A COPY OF THIS PAGE

________________________
(Print Name of Subscriber)

IN WITNESS WHEREOF, the Investor has executed this Agreement on this ____ day of ________, 2010.

Number of Shares:
Purchase Price Per Share: $0.01
Aggregate Common Stock Subscription Amount: $

Please indicate the form of ownership that you desire your Shares to be registered in.

1.           |__|           Individual

2.           |__|           Joint Tenants with Right of Survivorship

3.           |__|           Community Property

4.           |__|           Tenants in Common

5.           |__|           Corporation/Partnership

6.           |__|           IRA of________________

7.           |__|           Trust, Date Opened ___________

8.           |__|           As A Custodian For________________ Under the Uniform Transfer to Minors Act of the State of ___________

9.           |__|           Married with Separate Property

10.         __|           Keogh  Plan ____________

[Remainder of page intentionally left blank.]

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

Exact Name in Which Title is to be Held

(Signature)

Name (Please Print)

Title of Person Executing Agreement

Address: Number and Street

City, State, Zip Code

Social Security Number

Accepted this ___ day of _______, 2010, on behalf of FuLuCai Productions Ltd.

By: _____________________________
Name:
Title:

EXECUTION BY SUBSCRIBER WHICH IS A CORPORATION, PARTNER, TRUST, ETC.

Exact Name in Which Title is to be Held

(Signature)

Name (Please Print)

Title of Person Executing Agreement

Address: Number and Street

City, State, Zip Code

Tax Identification Number

Accepted this ___ day of _______, 2010 on behalf of FuLuCai Productions Ltd.

By: ________________________
      Name:
      Title:

CONFIDENTIAL PROSPECTIVE PURCHASER QUESTIONNAIRE

THIS QUESTIONNAIRE IS TO BE COMPLETED BY EACH PERSON WHO DESIRES TO PURCHASE COMMON STOCK OF FULUCAI PRODUCTIONS LTD. (THE” COMPANY”).  THIS MATERIAL DOES NOT CONSTITUTE AN OFFER TO SELL NOR IS IT A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE TERMS OF THE OFFERING WILL BE MADE SOLELY PURSUANT TO SUBSCRIPTION AGREEMENT AND REGISTRATION STATEMENT PROVIDED HEREWITH WHICH CONTAINS MATERIAL INFORMATION TO BE REVIEWED IN CONNECTION WITH ANY INVESTMENT DECISION.

ACCREDITED INVESTOR STATUS

Please check whether one or more of the following definitions of "Accredited Investor," if any, applies to you.  If none of the following applies to you, please leave a blank.  Please sign in the indicated space below and indicate the amount of your investment and put you initials after the amount.

(a)
A Bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

(b)	A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
(c)
An organization described in Section 501(c)(3) of the Internal Revenue Code or corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(d)	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.
(e)
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(f)
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the common stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

(g)	Any entity in which all of the equity owners are Accredited Investors.

$
Investor’s Signature		Amount of Investment	Initials

(Please insert name in which Securities will be held; if held by a corporation, please sign below)

Corporate Purchaser
By:
Name/Title